UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

CYREN LTD.

(Exact name of Registrant as specified in its charter)

Israel	000–26495	Not applicable
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10 Ha-Menofim St., 5th Floor
Herzliya, Israel	4672561
(Address of principal executive offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, par value ILS 0.15 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 8, 2021, Cyren Ltd. (the “Company”), received written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) informing the Company that because the closing bid price for the Company’s Ordinary Shares listed on the Nasdaq Capital Market was below $1.00 per share for 30 consecutive business days prior to the date of the Notice, the Company does not currently meet the minimum closing bid requirement for continued listing on the Nasdaq Capital Market set forth in Rule 5550(a)(2) of the Nasdaq Listing Rules.

This notification has no immediate effect on the listing of the Company’s Ordinary Shares on the Nasdaq Capital Market and the Company’s Ordinary Shares continue to trade on The Nasdaq Capital Market under the symbol “CYRN.”

Under Nasdaq Listing Rules, the Company has 180 calendar days from the date of the notification to regain compliance with Nasdaq Listing Rules.

To regain compliance, the closing bid price of the Company’s Ordinary Shares on the Nasdaq Capital Market must be at least $1.00 per share for a minimum of ten consecutive business days prior to the expiration of the tolled compliance period on October 5, 2021. The Company’s Ordinary Shares will continue to trade on the Nasdaq Capital Market under the symbol “CYRN” during this period. If the Company does not regain compliance by October 5, 2021, the Company may be eligible for a second 180 day compliance period, provided that, on such date, the Company meets the continued listing requirement for market value of publicly held shares and all other applicable initial listing requirements for the Nasdaq Capital Market (other than the minimum closing bid price requirement) and the Company provides written notice to Nasdaq of its intention to cure the deficiency and plans for curing the deficiency during the second compliance period.

The Company plans to monitor the closing bid price for its Ordinary Shares between now and October 5, 2021, and intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and to maintain the listing of its Ordinary Shares on the Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CYREN LTD.

Date: April 13, 2021	/s/ Kenneth Tarpey
Kenneth Tarpey
Chief Financial Officer